Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

of

CD&R LANDSCAPES PARENT, INC.

dated as of December 23, 2013

ii

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of December 23, 2013 by and among CD&R Landscapes Parent, Inc., a Delaware corporation (the “Company”), and each of the stockholders of the Company whose name appears on the signature pages hereof and any Person who becomes a party hereto pursuant to Section 10(c) (such Persons each referred to, individually, as a “Stockholder” and, collectively, as the “Stockholders”). Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

RECITALS

WHEREAS, the Company, CD&R Landscapes Holdings, L.P., (“CD&R Investor”), CD&R Landscapes Midco, Inc., CD&R Landscapes Bidco, Inc. (“Bidco”), CD&R Landscapes Merger Sub, Inc., CD&R Landscapes Merger Sub 2, Inc., Deere &Company (“Deere Investor”), JDA Holding, LLC (“JDA”) and John Deere Landscapes, LLC (“OpCo”) have entered into an Investment Agreement, dated as of October 26, 2013 (as it may be amended from time to time, the “Investment Agreement”), pursuant to which CD&R Investor acquired a sixty percent (60%) equity interest in the Company and Bidco acquired JDA (which owns 100% of the limited liability company interests of OpCo) and 100% of the outstanding capital stock of LESCO, Inc. (the “Investment”), in consideration for cash and a forty percent (40%) equity interest in the Company;

WHEREAS, in connection with the Investment, the Company and the Stockholders have entered into a Stockholders Agreement, dated as of the date hereof (as it may be amended from time to time, the “Stockholders Agreement”), setting forth certain terms and conditions regarding the ownership of equity securities of the Company, including certain restrictions on the transfer of such securities, and the management of the Company and its Subsidiaries;

WHEREAS, the Investment Agreement and the Stockholders Agreement contemplate the execution and delivery of this Agreement; and

WHEREAS, the Company desires to grant to the Stockholders certain registration rights with respect to the Registrable Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” has the meaning given to such term in the Stockholders Agreement.

“Agreement” has the meaning given to such term in the Preamble.

“Automatic Shelf Registration Statement” has the meaning given to such term in Section 3(f)(ii).

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“CD&R Investor” has the meaning given to such term in the Recitals.

“CD&R Holders” means, collectively, CD&R Investor, its respective Permitted Affiliate Transferees, and its and their respective Permitted Transferees (other than any Transferee pursuant to any distribution pursuant to this Agreement).

“CD&R Original Shares” has the meaning given to such term in the Stockholders Agreement.

“Certificate of Designations” means the Certificate of Designations, Preferences and Rights of Cumulative Convertible Participating Preferred Stock of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time.

“Closing” has the meaning given to such term in the Investment Agreement.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” has the meaning given to such term in the Preamble.

“Competitor” has the meaning given to such term in the Stockholders Agreement.

“Consulting Agreements” has the meaning given to such term in the Stockholders Agreement.

“Covered Person” has the meaning given to such term in Section 5(a).

“Deere Holders” means, collectively, Deere Investor, its Permitted Affiliate Transferees and its and their respective Permitted Transferees (other than any Transferee pursuant to any distribution pursuant to this Agreement).

“Deere Original Shares” has the meaning given to such term in the Stockholders Agreement.

“Demand Notice” has the meaning given to such term in Section 3(a).

“Demand Registration” has the meaning given to such term in Section 3(a).

“Dividend Elimination Event” has the meaning given to such term in the Certificate of Designations.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a)(i).

“Governmental Body” means any domestic or foreign government, including any foreign, federal, state, provincial, local, territorial or municipal government or any governmental division, agency or authority thereof, court or judicial authority, tribunal or commission.

“Holdback Period” means, (i) with respect to an IPO, 180 days (or such shorter period as may be agreed to by the managing underwriters) after and 10 days prior to, the effective date of the related Registration Statement, (ii) with respect to any other registered offering pursuant to this Agreement (other than the offerings described in clause (iii) of this definition), 90 days (or such shorter period as may be agreed to by the managing underwriters) after and 10 days prior to, the effective date of the related Registration Statement, or (iii) in the case of a takedown from a Shelf Registration Statement, 90 days (or such shorter period as may be agreed to by the managing underwriters) after the date of the Prospectus supplement filed with the SEC in connection with such takedown and such prior period (not to exceed 10 days) as the Company has given reasonable written notice to the Holder of Registrable Securities.

“Holder” means (i) each of the Stockholders and (ii) any direct or indirect Transferee of a Stockholder who has acquired Registrable Securities from a Stockholder not in violation of the Stockholders Agreement and who agrees in writing to be bound by the provisions of this Agreement.

“Holding Period” means the period commencing on and including the date hereof and ending on and excluding the earlier of (i) the third anniversary of the date hereof and (ii) the occurrence of a Dividend Elimination Event.

“Indemnification Agreements” has the meaning given to such term in the Stockholders Agreement.

“Indemnified Party” has the meaning given to such term in Section 5(c).

“Intellectual Property Assignment Agreement” has the meaning given to such term in the Investment Agreement.

“Indemnifying Party” has the meaning given to such term in Section 5(c).

“Investment Agreement” has the meaning given to such term in the Recitals.

“IPO” means the initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

“JDA” has the meaning given to such term in the Recitals.

“Losses” has the meaning given to such term in Section 5(a).

“Management Incentive Plan” has the meaning given to such term in the Stockholders Agreement.

“Notice” has the meaning given to such term in Section 3(a).

“OpCo” has the meaning given to such term in the Recitals.

“Outstanding Capital Shares” means, at any time, the total number of shares of Common Stock (treating shares of Preferred Stock on an as-converted basis) issued and outstanding as of such time.

“Permitted Affiliate Transferee” has the meaning given to such term in the Stockholders Agreement.

“Permitted Transferee” has the meaning given to such term in the Stockholders Agreement.

“Person” means any natural person, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, group, association or unincorporated organization or any other form of business or professional entity, but does not include a Governmental Body.

“Preferred Stock” means the series of preferred stock of the Company designated the Cumulative Convertible Participating Preferred Stock, par value $1.00 per share.

“Piggyback Registration” has the meaning given to such term in Section 2(a).

“Principal Stockholder” means each of CD&R Investor, Deere Investor and, if applicable, any of their respective Permitted Transferees.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Qualified IPO” has the meaning given to such term in the Stockholders Agreement.

“Registrable Securities” means (i) any and all shares of Common Stock (including, without limitation, any shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock) and (ii) any shares of capital stock or other equity securities issued or issuable by the Company, directly or indirectly, with respect to the shares described in clause (i) above by way of conversion or exchange thereof or by way of stock dividends or stock splits or in connection with a combination of shares, reclassification, recapitalization, merger or other similar transaction; provided, however, that, with respect to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (A) they are sold pursuant to an effective Registration Statement under the Securities Act, (B) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act), (C) they shall have ceased to be outstanding or (D) they have been sold in a private transaction to any Person who is not a Holder.

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 415” means Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” has the meaning given to such term in Section 3(f)(i).

“Shelf Underwritten Offering” has the meaning given to such term in Section 3(g).

“Short-Form Registration” has the meaning given to such term in Section 3(f)(i).

“Special Registration” means the registration of equity securities or options or other rights in respect thereof (i) registered solely on Form S-4 or Form S-8, or any successor forms thereto or other forms promulgated for similar purposes, or (ii) to be offered solely in connection with an exchange offer or an employee benefit or dividend reinvestment plan.

“Stockholder” and “Stockholders” have the meanings given to such terms in the Preamble.

“Stockholders Agreement” has the meaning given to such term in the Recitals.

“Subsidiary” has the meaning given to such term in the Stockholders Agreement.

“Suspension Period” has the meaning given to such term in Section 3(e).

“Take-Down Notice” has the meaning given to such term in Section 3(g).

“Transaction Agreements” means, collectively, this Agreement, the Investment Agreement, the Stockholders Agreement, the Consulting Agreements, the Indemnification Agreements, the Intellectual Property Assignment Agreement, and the Transition Services Agreement.

“Transferee” has the meaning given to such term in the Stockholders Agreement.

“Transition Services Agreement” has the meaning given to such term in the Stockholders Agreement.

“Threshold Calculation” has the meaning given to such term in the Stockholders Agreement.

“WKSI” has the meaning given to such term in Section 3(f)(ii).

2. Piggyback Registrations.

(a) Right to Include Registrable Securities.

(i) If the Company proposes to register its Common Stock under the Securities Act (other than pursuant to a Special Registration), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it shall, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders’ rights under this Section 2. Upon the written request of any such Holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in such registration all Registrable Securities that the Company has been so requested to register by the Holders thereof (a “Piggyback Registration”), and shall use reasonable best efforts to effect the registration of such Registrable Securities under the

Securities Act to the extent required to permit the disposition of such Registrable Securities; provided that (A) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the expenses in connection therewith), and (B) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(ii) If a registration requested pursuant to this Section 2 involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing at least two (2) Business Days prior to the effective date of the Registration Statement filed in connection with such registration, to withdraw its request to register such securities in connection with such registration. The Company shall not be required to maintain the effectiveness of the Registration Statement for a registration requested pursuant to this Section 2 beyond the earlier to occur of (A) 180 days after the effective date thereof and (B) consummation of the distribution by the Holders of the Registrable Securities included in such Registration Statement; provided, however, that such period shall be extended for a period of time that any Holder of Registrable Securities refrains from selling any Registrable Securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement. Any Holder of Registrable Securities who has elected to sell Registrable Securities in an underwritten offering pursuant to this Section 2 shall be permitted to withdraw from such registration (other than a registration that involves an IPO) by written notice to the Company if the price to the public at which the Registrable Securities are proposed to be sold is less than 90% of the average closing price of the class of stock being sold in the offering during the ten (10) trading days preceding the date on which the notice of such offering was given by the Company pursuant to this Section 2(a). There is no limitation on the number of Piggyback Registrations that the Company is required to effect pursuant to this Section 2. No Piggyback Registrations pursuant to this Section 2 shall count towards the limitations on Demand Registrations set forth in Section 3(d).

(b) Priority in Piggyback Registrations. The Company shall use reasonable efforts to cause the managing underwriters of a proposed underwritten offering to permit Holders of Registrable Securities who have requested to include Registrable Securities in such offering to include in such offering all Registrable Securities so requested to be included, on the same terms and conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriters of such underwritten offering have informed the Company in writing that, in their reasonable view, the total number or dollar amount of securities that such Holders and the Company intend to include in such offering is such as to adversely affect the success of such offering, then the amount of securities to be offered for the account of Holders of Registrable Securities (other than the Company) shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended in the good faith opinion of such managing underwriters by first reducing, or eliminating if necessary, all securities of the Company requested to be included by the Holders of Registrable Securities requesting such registration pro rata among such Holders on the basis of the percentage of the Registrable Securities owned by each such Holder.

(c) Selection of Underwriters. If a registration requested pursuant to this Section 2 involves an underwritten public offering, the Company shall so advise the Holders as a part of the written notice given by the Company to the Holders with respect to such registration pursuant to Section 2(a). In such event, the lead underwriter to administer the offering shall be a nationally recognized independent investment banking firm chosen by the Board of Directors.

(d) Participation in Underwritten Registrations. If a registration requested pursuant to this Section 2 involves an underwritten public offering, the right of any Holder of Registrable Securities to be included in such registration pursuant to this Section 2 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Company), and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters selected for such underwriting (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriters, provided that (A) no Holder shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration) and (B) if any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriters, provided further that no such Person (other than the Company) shall be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing underwriters by such Person pertaining exclusively to such Holder. Notwithstanding the foregoing, no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5.

3. Demand Registrations.

(a) Request by the Demand Party. Subject to Section 3(d), (i) at any time and from time to time following the expiration of the Holding Period, each Principal Stockholder (other than a Competitor) who owns (together with its Permitted Affiliate Transferees) (x) a number of Outstanding Capital Shares representing at least twenty-five percent (25%) of the total number of Outstanding Capital Shares as of such time (determined using the Threshold

Calculation) or (y) fifty percent (50%) of the CD&R Original Shares or the Deere Original Shares, as applicable, shall have the right to request that the Company effect a Qualified IPO, pursuant to and in accordance with the provisions of Section 3.5 of the Stockholders Agreement (including the limitations set forth therein) and subject to the provisions of Section 3.6 of the Stockholders Agreement, and (ii) following an IPO, each Principal Stockholder shall have the right to require the Company to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities of such Principal Stockholder and its Affiliates requested to be so registered pursuant to this Agreement (any such registration, a “Demand Registration”), in each case by delivering a written notice to the Company (a “Demand Notice”). Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Company shall use reasonable best efforts to file a Registration Statement as promptly as practicable, but no later than forty-five (45) days in the case of a Demand Notice for an IPO and thirty (30) days in the case of any other Demand Notice, and to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. Within ten (10) days after receipt by the Company of a Demand Notice in accordance with this Section 3(a), the Company shall give written notice (the “Notice”) of such Demand Notice to all other Holders of Registrable Securities and shall, subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within fifteen (15) days after such Notice is given by the Company to such Holders. All requests made pursuant to this Section 3(a) will specify the number of Registrable Securities to be registered and/or, in the case of a Qualified IPO, the number of shares of Common Stock (if any) to be issued, and the intended method(s) of disposition thereof; provided, however, that nothing in this Section 3(a) or any other provision of this Agreement shall require the Company to issue or sell any shares of Common Stock as a part of, or in connection with, a Qualified IPO unless the conditions set forth in Section 3.5 of the Stockholders Agreement are satisfied or waived by each of CD&R Investor and Deere Investor. The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time that any Holder of Registrable Securities refrains from selling any Registrable Securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement.

(b) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriters advise the Holders of such securities in writing that, in their reasonable view, the total number or dollar amount of Registrable Securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by other Holders of securities entitled to include securities in such Registration Statement pursuant to piggyback registration rights), is such as to adversely affect the success of such offering, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that, in the good faith opinion of the managing underwriters, can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows, unless the underwriters require a different allocation (provided that the Principal Stockholders are in any event treated in a substantially similar manner):

(i) first, among the Holders of Registrable Securities requesting such registration (whether pursuant to a Demand Notice or pursuant to piggyback registration rights), pro rata on the basis of the percentage of Registrable Securities owned by each such Holder relative to the number of Registrable Securities owned by all such Holders until, with respect to each Holder, all Registrable Securities requested for registration by such Holders have been included in such registration; and

(ii) second, the securities for which inclusion in such Demand Registration was requested by the Company.

(c) Cancellation of a Demand Registration. Holders of a majority of the Registrable Securities that are to be registered in a particular offering pursuant to this Section 3 shall have the right, prior to the effectiveness of the Registration Statement, to notify the Company that they have determined that the Registration Statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such Registration Statement; provided that, in the event of a Demand Registration to effect a Qualified IPO, such Registration Statement may not be abandoned or withdrawn without the consent of the Principal Stockholder that initiated the request to effect the Qualified IPO. Any Holder of Registrable Securities who has elected to sell Registrable Securities in an underwritten offering (other than an IPO) pursuant to this Section 3 (including the Holder who delivered the Demand Notice of such registration) shall be permitted to withdraw from such registration by written notice to the Company, if the price to the public at which the Registrable Securities are proposed to be sold is less than 90% of the average closing price of the class of stock proposed to be sold in the offering during the ten (10) trading days preceding the date on which the Demand Notice of such offering was given pursuant to Section 3(a).

(d) Limitations on Demand Registrations. The CD&R Holders, on the one hand, and the Deere Holders, on the other hand, shall each be entitled to initiate no more than five (5) Demand Registrations (other than Short-Form Registrations); provided, however, that (i) the Company shall not be obligated to effect a Demand Registration unless the amount of Registrable Securities requested to be registered by the demanding Principal Stockholder is reasonably expected to result in aggregate gross proceeds (prior to deducting underwriting discounts and commission and offering expenses) of at least $75,000,000 or such lower amount as agreed to by the other Principal Stockholders and (ii) the Company shall not be obligated to effect a Demand Registration (other than Short-Form Registrations) during the 180-day period following the effective date of a Registration Statement pursuant to any other Demand Registration; and provided, further, that no Demand Registration shall be deemed to have occurred for purposes of the limitations set forth in this Section 3(d) if (i) the Registration Statement relating thereto (x) does not become effective, (y) is not maintained effective for the period required pursuant to this Section 3, or (z) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (ii) more than 20% of the Registrable Securities requested by the demanding Principal Stockholder to be included in such registration are not so included pursuant to Section 3(b) or (iii) the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by such demanding Principal Stockholder or its Affiliates).

(e) Postponements in Requested Registrations. If the filing, initial effectiveness or continued use of a Registration Statement, including a Short-Form Registration Statement, with respect to a Demand Registration, would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement or (iii) would reasonably be expected to have a material adverse effect on the Company or its business or on the Company’s ability to effect a bona fide and reasonably imminent material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided, that the Company shall not be permitted to do so (x) more than once in any 360-day period or (y) for any single period of time in excess of sixty (60) days (each such occasion, a “Suspension Period”). In the event that the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company so postpones the filing of a Prospectus or the effectiveness of a Registration Statement, the demanding Principal Stockholder shall be entitled to withdraw such request and, if such request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 3(d). The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 3 written notice of any postponement made in accordance with the preceding sentence.

(f) Short-Form Registrations.

(i) At all times following an IPO, subject to a Suspension Period, the Company shall use reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (a “Short-Form Registration”), and, if requested by a Principal Stockholder and available to the Company, such Short-Form Registration shall be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, pursuant to Rule 415 or otherwise (collectively, as applicable, with an Automatic Shelf Registration Statement, a “Shelf Registration Statement”). At any time and from time to time following an IPO, a Principal Stockholder shall be entitled to request an unlimited number of Short-Form Registrations, if available to the Company, with respect to the Registrable Securities held by such Principal Stockholder and its Affiliates, in addition to the other registration rights provided in Section 2 and this Section 3, provided, that the Company shall not be obligated to effect any registration pursuant to this Section 3(f)(i), (A) within ninety (90) days after the effective date of any

Registration Statement of the Company hereunder and (B) unless the amount of Registrable Securities requested to be registered by such Principal Stockholder is reasonably expected to result in aggregate gross proceeds (prior to deducting underwriting discounts and commissions and offering expenses) of at least $20,000,000 or such lower amount as agreed to by the other Principal Stockholders. The “Plan of Distribution” section of such Short-Form Registration shall permit all lawful means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration. If any Demand Registration is proposed by a Principal Stockholder to be a Short-Form Registration and an underwritten offering, and if the managing underwriters shall advise the Company and the Holders that, in their reasonable view, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included in a Short-Form Registration, then the Company shall file a registration statement on Form S-1 or supplement the Short-Form Registration as reasonably requested by such managing underwriters. No such registration nor any other Short-Form Registration shall count as a “Demand Registration” for purposes of the limitations set forth in Section 3(d).

(ii) Upon filing any Short-Form Registration, the Company shall use reasonable best efforts to keep such Short-Form Registration effective with the SEC at all times and to re-file such Short-Form Registration upon its expiration, and to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing the Short-Form Registration or applicable Prospectus as may be reasonably requested by a Principal Stockholder or as otherwise required, until such time as all Registrable Securities that could be sold in such Short-Form Registration have been sold or are no longer outstanding.

(iii) To the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time any Demand Notice for a Short-Form Registration is submitted to the Company and such Demand Notice requests that the Company file a Shelf Registration Statement, the Company shall, as promptly as practicable, file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, which covers all Registrable Securities. The Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. The Company shall use reasonable best efforts to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3 or, if such form is not available, Form S-1, have such Shelf Registration Statement declared effective by the SEC and keep such Registration Statement effective during the period during which such Short-Form Registration is required to be kept effective in accordance with Section 3(f)(i). Any registration pursuant to this Section 3(f)(iii) shall be deemed a Short-Form Registration for purposes of this Agreement.

(g) Shelf-Take Downs. At any time that a Shelf Registration Statement covering Registrable Securities is effective, if any Principal Stockholder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”), then the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to Section 3(b)). In connection with any Shelf Underwritten Offering:

(i) such proposing Principal Stockholder shall also deliver the Take-Down Notice to all other Holders included on such shelf registration statement and permit each Holder to include its Registrable Securities included on the shelf registration statement in the Shelf Underwritten Offering if such Holder notifies the proposing Principal Stockholder and the Company within two (2) Business Days after delivery of the Take-Down Notice to such Holder; and

(ii) in the event that the underwriter advises such proposing Principal Stockholder and the Company in writing that in its reasonable view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering, then the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 3(b) with respect to a limitation of shares to be included in a registration.

(h) Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriters shall advise the Company in writing that, in their reasonable opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

(i) Selection of Underwriters. If a Principal Stockholder intends that the Registrable Securities requested by such Principal Stockholder to be covered by a Demand Registration shall be distributed by means of an underwritten offering, such Principal Stockholder shall so advise the Company as a part of the Demand Notice, and the Company shall include such information in the Notice sent by the Company to the other Holders with respect to such Demand Registration. In such event, the lead underwriter to administer the offering shall be a nationally recognized independent investment banking firm chosen by the Board of Directors and reasonably satisfactory to such Principal Stockholder.

(j) Participation in Underwritten Registrations. If a Demand Registration requested pursuant to this Section 3 involves an underwritten public offering, the right of any Holder to participate in such registration will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the demanding Principal Stockholder), and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters selected for such underwriting (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriters, provided that (A) no Holder shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration) and (B) if any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriters and the demanding Principal Stockholder, provided further that no such Person (other than the Company) shall be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing underwriters by such Person pertaining exclusively to such Holder. Notwithstanding the foregoing, no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5.

4. Registration Procedures.

(a) If and whenever the Company is required to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or Section 3, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of such Registrable Securities and shall, as expeditiously as possible:

(i) prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA, and use reasonable best efforts to cause such Registration Statement to become effective as soon as practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each, a “Free Writing Prospectus”)) and, to the extent reasonably practicable, documents that would be incorporated by reference or deemed to be incorporated by reference therein, the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including Free Writing Prospectuses and such documents that, upon filing, would be incorporated by reference or deemed to be incorporated by reference therein) with respect to any registration pursuant to Section 2 or Section 3 hereof to which the Holders of a majority of the Registrable Securities covered by such Registration Statement (or their counsel) or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

(ii) subject to the last sentence of Section 4(a)(i) above and any Suspension Period, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(iii) notify each selling Holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement

(including any underwriting agreement) contemplated by Section 4(a)(xiv) cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (F) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(iv) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(v) if requested by the managing underwriters, if any, or the Holders of a majority of the then issued and outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders may reasonably request in order to permit or facilitate the intended method or methods of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 4(a)(v) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(vi) deliver to each selling Holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(vii) prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(vii) or (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(viii) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two (2) Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) Business Days prior to having to issue the securities;

(ix) use reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary or advisable to enable the seller or sellers of such Registrable Securities or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary or advisable to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(x) upon the occurrence of any event contemplated by clause (F) of Section 4(a)(iii) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xi) prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(xii) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement;

(xiii) use reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time listed on such exchange, prior to the effectiveness of such Registration Statement (or, if such Registration is an IPO, use reasonable best efforts to cause such Registrable Securities to be so listed on or prior to the consummation of the IPO);

(xiv) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (A) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (B) use reasonable best efforts to furnish to the selling Holders of such Registrable Securities opinions of outside counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling Holders of the Registrable Securities), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (C) use reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures that are customary for underwriting agreements in connection with underwritten offerings, except as otherwise agreed by the Principal Stockholder that initiated such registration, and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company (for the avoidance of doubt, the above actions shall be taken at each closing under such underwriting or similar agreement, or as and to the extent required thereunder);

(xv) make available for inspection by a representative of the selling Holders of Registrable Securities, any underwriters participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (A) disclosure of such information is required by court or administrative order, (B) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (C) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person, provided that, in the case of a proposed disclosure pursuant to (A) or (B) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure; and provided, further, that, without limiting the foregoing, no information made available pursuant to this Section 4(a)(xv) shall be used by any such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of law other than pursuant to such Registration Statement;

(xvi) cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in such number of “road shows” as any underwriters may reasonably request and in discussions with analysts);

(xvii) if such registration is a Short-Form Registration, include in such registration statement any additional information for marketing purposes the managing underwriters reasonably request;

(xviii) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(xix) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xx) use reasonable best efforts to take all actions reasonably necessary to effect the registration, offer and sale of Registrable Securities as contemplated by this Agreement and cooperate with the Holders of such Registrable Securities to facilitate the disposition of such Registrable Securities.

(b) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

(c) The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law, in which case the Company shall provide written notice to such Holders no less than five (5) Business Days prior to the filing of such amendment to any Registration Statement or amendment of or supplement to the Prospectus or any Free Writing Prospectus.

(d) If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall use reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(e) Each Holder of Registrable Securities agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B) through (F) of

Section 4(a)(iii) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(x) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, each Affiliate thereof, any Person who is or may be deemed to control (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any of its Subsidiaries, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Holder or any such controlling Person, and their respective officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person relating to such Covered Person or its Affiliates (other than the Company or any of its Subsidiaries), but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or other document in reliance upon and in conformity with written information furnished to the Company by such Covered Person for use therein and pertaining exclusively to such Covered Person. It is agreed that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Indemnification by Holder of Registrable Securities. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 4 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Holders of Registrable Securities, the Company, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, controlling persons and prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder of Registrable Securities shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party (or there are defenses available to the Indemnified Party which would not be available to the Indemnifying Party); in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 5(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(e) Deemed Underwriter. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 5 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(f) Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(g) Non-Exclusivity. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

6. Registration Expenses.

(a) All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) of compliance with securities or blue sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 4(a)(vii)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 4(a)(xiv) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company and (vii) fees and disbursements of separate counsel for each Principal Stockholder (which counsel shall be selected by such Principal Stockholder) participating in the offering (it being understood that, solely for purposes of this clause (vii) of this Section 6(a), no more than one CD&R Holder and no more than one Deere Holder participating in any offering shall be deemed to be a Principal Stockholder for purposes of such offering) and, if no Principal Stockholder is participating in the offering, one counsel for the Holders of Registrable Securities whose shares are included in a Registration Statement (which counsel shall be selected by the Holders of a majority of the Registrable Securities included in such Registration Statement), shall be borne by the Company, whether or not any Registration Statement is filed or becomes effective. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

(b) The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as otherwise provided in Section 6(a)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company for its own account), or (iii) any other expenses of the Holders of Registrable Securities not specifically required to be paid by the Company pursuant to Section 6(a).

7. Rule 144. After an IPO, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Principal Stockholder, make publicly available such information), and it will take such further action as any Holder of Registrable Securities (or, if the Company is not required to file reports as provided above, any Principal Stockholder) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

8. Certain Additional Agreements. If any Registration Statement or comparable statement under state blue sky laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by outside counsel, required by the Securities Act or any similar federal statute or any state blue sky or securities law then in force, the deletion of the reference to such Holder.

9. Holdback.

(a) In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees, in connection with any underwritten offering made pursuant to a Registration Statement in which such Holder has elected to include Registrable Securities, upon the written request of the managing underwriters, not to effect (other than pursuant to such underwritten offering) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, or enter into any swap or other arrangement that transfers to another Person any of the economic consequences of ownership of, any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any other equity securities of the Company, during the Holdback Period without the prior written consent of the managing underwriters. The Company agrees that the Holders shall only be bound by this Section 9(a) for so long as and to the extent that each other stockholder having registration rights with respect to the securities of the Company is similarly bound; provided, that a request under this Section 9(a) shall not be effective more than once in any twelve-month period.

(b) In connection with any underwritten offering of Registrable Securities covered by a registration pursuant to Section 3, the Company agrees, upon the written request of the managing underwriters of such offering, not to effect (other than pursuant to such registration or a Special Registration) any public sale or distribution, or to file any Registration Statement (other than solely in connection with such registration or a Special Registration Statement) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period.

10. Miscellaneous.

(a) Termination. The provisions of this Agreement (other than Section 5) shall terminate upon the earliest to occur of (i) its termination by the written agreement of all parties hereto or their respective successors in interest, (ii) with respect to any Stockholder, the date on which all shares of Common Stock (or Preferred Stock convertible into Common Stock) held by such Stockholder have ceased to be Registrable Securities, (iii) with respect to the Company, the date on which all shares of Common Stock have ceased to be Registrable Securities and (iv) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

(b) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective without the approval of the Board of Directors and the prior written consent of (i) each of CD&R Investor and Deere Investor, in each case, for so long as it owns (together with its Permitted Affiliate Transferees) a number of Outstanding Capital Shares representing at least the Minimum

Governance Amount, and (ii) for so long as any other Principal Stockholder owns (together with its Permitted Affiliate Transferees) a number of Outstanding Capital Shares representing in excess of twenty-five percent (25%) of the total number of Outstanding Capital Shares (determined using the Threshold Calculation), each of such Principal Stockholders; provided, that any Stockholder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any written amendment or waiver to this Agreement that receives the vote or consent of the Board of Directors and CD&R Investor, Deere Investor and, if applicable, other Principal Stockholders in accordance with this Section 10(b) need not be signed by all Stockholders, but shall be effective in accordance with its terms and shall be binding upon all Stockholders; provided, however, that this Agreement may not be amended in any manner adversely affecting the rights or obligations of any Stockholder which does not, by its terms, adversely affect the rights or obligations of all similarly situated Stockholders in a substantially similar manner without the consent of such Stockholder.

(c) Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In addition, and whether or not an express assignment shall have been made, the provisions of this Agreement that are for the benefit of Holders shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.

(d) Notices. All notices and other communications to be given to any party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or when received in the form of a facsimile or other electronic transmission (receipt confirmation requested), and shall be directed to the address set forth below (or at such other address or facsimile number as such party shall designate by like notice):

(i) If to the Company, to:

1060 Windward Ridge Parkway

Suite 170

Alpharetta, GA 30005

Attention: John Guthrie

Fax:

with a copy (which shall not constitute notice) to:

c/o Deere & Company

Law Department

One John Deere Place

Moline, IL 61265

Attention: General Counsel

Fax: (309) 749-0085

and

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022

Attention: Stephen Besen

Fax: (646) 848-8902

and

Clayton, Dubilier & Rice, LLC

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Kenneth Giuriceo

Fax: (212) 407-5252

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Margaret Andrews Davenport, Esq.

                 Andrew L. Bab, Esq.

Fax: (212) 909-6836

(ii) if to Deere Investor, to:

Law Department

One John Deere Place

Moline, IL 61265

Attention: General Counsel

Fax: (309) 749-0085

with a copy (which shall not constitute notice) to:

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022

Attention: Stephen Besen

Fax: (646) 848-8902

(iii) if to CD&R Investor, to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Kenneth Giuriceo

Fax: (212) 407-5252

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Margaret Andrews Davenport, Esq.

                 Andrew L. Bab, Esq.

Fax: (212) 909-6836

(iv) If to any other Holder of Registrable Securities, to the address of such other Holder as shown in the stock record book of the Company.

(e) Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

(f) No Inconsistent Agreements; Most Favored Nation. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement, or take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of any Holder of Registrable Securities to include such Registrable Securities in a registration in accordance with this Agreement (for the avoidance of doubt, any agreement that grants or has the effect of granting to any Person demand registration rights or incidental or piggyback registration rights with the same or a higher priority as the rights held by the Holders of Registrable Securities under this Agreement shall be deemed to be inconsistent with or violate the rights granted to the Holders of Registrable Securities in this Agreement). The Company shall not hereafter enter into any agreement with any holder or prospective holder of any securities of the Company giving such Person any registration rights that would be more favorable to such Person than the registration rights granted to CD&R Investor, Deere Investor or any of their respective Permitted Affiliate Transferees under this Agreement.

(g) Entire Agreement; Third Party Beneficiaries. Except as otherwise expressly set forth herein, this Agreement, together with the other Transaction Agreements, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. Except as provided in Section 5 with respect to an Indemnified Party, this Agreement is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision thereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, without giving effect to conflicts of law rules that would require or permit the application of the laws of another jurisdiction.

(i) Jurisdiction.

(i) Each of the parties hereto irrevocably agrees that any legal action or proceeding in connection with or with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined in any New York State or federal court sitting in the Borough of Manhattan in the City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York State or federal court). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action in connection with or relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding in connection with or with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 10(i), (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(ii) Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action in connection with or relating to this Agreement, on behalf of itself or its property, by the personal delivery of copies of such process to such party or by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10(d), except that no service shall be given by facsimile or electronic transmission. Nothing in this Section 10(i) shall affect the right of any party hereto to serve legal process in any other manner permitted by applicable law.

(j) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies and acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (ii) acknowledges that it understands and has considered the implications of this waiver and makes this waiver voluntarily, and that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 10(j).

(k) Specific Performance. The parties agree that irreparable damage would occur for which money damages would not suffice in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that the parties would not have any adequate remedy at law. It is accordingly agreed that the non-breaching party shall be entitled to an injunction, temporary restraining order or other equitable relief in any New York State or federal court sitting in the Borough of Manhattan in the City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York State or federal court). The foregoing is in addition to any other remedy to which any party is entitled at law, in equity or otherwise.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(m) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(n) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Stockholder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Stockholder or any current or future member of any Stockholder or any current or future director, officer, employee, partner or member of any Stockholder or of any Affiliate or assignee thereof, as such for any obligation of any Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(o) Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument. Signatures provided by facsimile or electronic transmission in “pdf” or equivalent format will be deemed to be original signatures.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

CD&R LANDSCAPES PARENT, INC.

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President and Secretary

DEERE & COMPANY

By:	/s/ James M. Field
Name:	James M. Field
Title:	President, Agriculture & Turf Division – Americas, Australia and Global Harvesting & Turf Platforms

CD&R LANDSCAPES HOLDINGS, L.P.

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President and Secretary

[Signature Page to Registration Rights Agreement]